UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2012

BONANZA GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54027	20-8560967
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Columbia Tower 701 Fifth Avenue, Office 4263 Seattle WA	98104
(address of principal executive offices)	(zip code)

(206) 262-7461
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

a.

On May 3, 2012, the Company dismissed our registered independent public accountant, Silberstein Ungar, PLLC CPAs and Business Advisors, of Bingham Farms, Michigan (“SU”).

b.

SU's report on the financial statements for the years ended December 31, 2011 and 2010 and for the period August 7, 2006 (date of inception) through December 31, 2011 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years ended December 31, 2011 and 2010 and including its review of financial statements of the quarterly periods through December 31, 2011 there have been no disagreements with SU on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SU  would have caused them to make reference thereto in their report on the financial statements. Through the interim period May 3, 2012 (the date of dismissal of the former accountant), there have been no disagreements with SU on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SU  would have caused them to make reference thereto in their report on the financial statements. SU, however, did not perform any review of the Company’s financial statements for the quarterly period ended March 31, 2012.

d.

We have authorized SU to respond fully to the inquiries of the successor accountant

e.

During the years ended December 31, 2011 and 2010 and the interim period through May 3, 2012, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to SU prior to the date of the filing of this Report and requested that SU furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as  Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.

On May 3, 2012, the Company  engaged Peter Messineo, CPA of Palm Harbor, Florida, as its new registered independent public accountant. During the year ended December 31, 2011 and 2010 and prior to May 3, 2012 (the date of the new engagement), we did not consult with  Mr. Messineo regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Mr. Messineo, in either case where  written or oral advice provided by Mr. Messineo would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively). Following his engagement by the Company, the Company’s financial statements for the quarterly period ended March 31, 2012 were reviewed by Mr. Messino.

ITEM 9.01. Financial Statements and Exhibits.

(a)

None

(d)  Exhibits

NUMBER	EXHIBIT
16.1	Letter from Silberstein Ungar, PLLC CPAs and Business Advisors, dated May 10, 2012, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Gold Corp.

Dated: May 10, 2012	/s/ Craig Russell
Craig Russell
Chief Executive Officer

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